Exhibit 99.2 American Financial Group, Inc. Investor Supplement - Second Quarter 2024 August 6, 2024 American Financial Group, Inc. Corporate Headquarters Great American Insurance Group Tower 301 E Fourth Street Cincinnati, OH 45202 513 579 6739

American Financial Group, Inc. Table of Contents - Investor Supplement - Second Quarter 2024 2 Section Page Table of Contents - Investor Supplement - Second Quarter 2024................................................................................................................. 2 Financial Highlights....................................................................................................................................................................................... 3 Summary of Earnings.................................................................................................................................................................................... 4 Earnings Per Share Summary....................................................................................................................................................................... 5 Property and Casualty Insurance Segment Property and Casualty Insurance - Summary Underwriting Results (GAAP)................................................................................................ 6 Specialty - Underwriting Results (GAAP)....................................................................................................................................................... 7 Property and Transportation - Underwriting Results (GAAP)........................................................................................................................ 8 Specialty Casualty - Underwriting Results (GAAP)........................................................................................................................................ 9 Specialty Financial - Underwriting Results (GAAP)....................................................................................................................................... 10 Other Specialty - Underwriting Results (GAAP)............................................................................................................................................. 11 Consolidated Balance Sheet / Book Value / Debt Consolidated Balance Sheet......................................................................................................................................................................... 12 Book Value Per Share and Price / Book Summary....................................................................................................................................... 13 Capitalization................................................................................................................................................................................................. 14 Additional Supplemental Information............................................................................................................................................................. 15 Consolidated Investment Supplement Total Cash and Investments.......................................................................................................................................................................... 16 Net Investment Income.................................................................................................................................................................................. 17 Alternative Investments................................................................................................................................................................................. 18 Fixed Maturities - By Security Type - AFG Consolidated............................................................................................................................... 19 Appendix A. Fixed Maturities by Credit Rating & NAIC Designation by Type 6/30/2024.............................................................................................. 20 B. Fixed Maturities by Credit Rating & NAIC Designation by Type 12/31/2023............................................................................................ 21 C. Corporate Securities by Credit Rating & NAIC Designation by Industry 6/30/2024................................................................................. 22 D. Corporate Securities by Credit Rating & NAIC Designation by Industry 12/31/2023............................................................................... 23 E. Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 6/30/2024................................................................ 24 F. Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 12/31/2023.............................................................. 25 G. Real Estate-Related Investments 6/30/2024........................................................................................................................................... 26 H. Real Estate-Related Investments 12/31/2023.......................................................................................................................................... 27 Page 2

American Financial Group, Inc.
Financial Highlights
(in millions, except per share information)

	Three Months Ended					Six Months Ended	
	6/30/24	3/31/24	12/31/23	9/30/23	6/30/23	6/30/24	6/30/23
Highlights							
Net earnings	$ 209	$ 242	$ 263	$ 177	$ 200	$ 451	$ 412
Core net operating earnings	215	231	238	208	202	446	449
Total assets	29,913	30,001	29,787	30,825	29,048	29,913	29,048
Shareholders' equity, excluding AOCI (a)	4,715	4,555	4,577	4,551	4,504	4,715	4,504
Property and Casualty net written premiums	1,692	1,634	1,445	2,061	1,667	3,326	3,186
Per share data							
Diluted earnings per share	$ 2.49	$ 2.89	$ 3.13	$ 2.09	$ 2.34	$ 5.38	$ 4.83
Core net operating earnings per share	2.56	2.76	2.84	2.45	2.38	5.32	5.27
Book value per share, excluding AOCI (a)	56.19	54.32	54.72	54.09	53.07	56.19	53.07
Dividends per common share	0.71	3.21	2.21	0.63	0.63	3.92	5.26
Financial ratios							
Annualized return on equity (b)	18.0%	21.2%	23.0%	15.7%	17.9%	19.5%	18.3%
Annualized core operating return on equity (b)	18.5%	20.2%	20.9%	18.3%	18.2%	19.3%	20.0%
Property and Casualty combined ratio - Specialty:							
Loss & LAE ratio	59.1%	58.6%	60.7%	66.7%	60.2%	58.8%	58.6%
Underwriting expense ratio	31.4%	31.5%	27.0%	25.5%	31.7%	31.4%	32.0%
Combined ratio - Specialty	90.5%	90.1%	87.7%	92.2%	91.9%	90.2%	90.6%

(a) A reconciliation to the GAAP measure is on page 13.
(b) Excludes accumulated other comprehensive income.

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American Financial Group, Inc. Summary of Earnings ($ in millions) Three Months Ended Six Months Ended 6/30/24 3/31/24 12/31/23 9/30/23 6/30/23 6/30/24 6/30/23 Property and Casualty Insurance Underwriting profit $ 150 $ 153 $ 211 $ 142 $ 124 $ 303 $ 278 Net investment income 189 205 161 170 191 394 398 Other income (expense) (20) (18) (15) (14) (16) (38) (27) Property and Casualty Insurance operating earnings 319 340 357 298 299 659 649 Interest expense of parent holding companies (19) (19) (19) (19) (19) (38) (38) Other expense (27) (31) (34) (22) (22) (58) (45) Pretax core operating earnings 273 290 304 257 258 563 566 Income tax expense 58 59 66 49 56 117 117 Core net operating earnings 215 231 238 208 202 446 449 Non-core items, net of tax: Realized gains (losses) on securities (2) 11 25 (15) (1) 9 (38) Realized loss on subsidiaries - - - (4) - - - Special A&E charges - Former Railroad and Manufacturing operations - - - (12) - - - Gain (loss) on retirement of debt - - - - (1) - 1 Other non-core items (4) - - - - (4) - Net earnings $ 209 $ 242 $ 263 $ 177 $ 200 $ 451 $ 412 Page 4

American Financial Group, Inc. Earnings Per Share Summary (in millions, except per share information) Three Months Ended Six Months Ended 6/30/24 3/31/24 12/31/23 9/30/23 6/30/23 6/30/24 6/30/23 Core net operating earnings $ 215 $ 231 $ 238 $ 208 $ 202 $ 446 $ 449 Net earnings $ 209 $ 242 $ 263 $ 177 $ 200 $ 451 $ 412 Average number of diluted shares 83.912 83.795 83.817 84.745 85.172 83.853 85.274 Diluted earnings per share: Core net operating earnings per share $ 2.56 $ 2.76 $ 2.84 $ 2.45 $ 2.38 $ 5.32 $ 5.27 Realized gains (losses) on securities (0.02) 0.13 0.29 (0.17) (0.02) 0.11 (0.45) Realized loss on subsidiaries - - - (0.04) - - - Special A&E charges - Former Railroad and Manufacturing operations - - - (0.15) - - - Gain (loss) on retirement of debt - - - - (0.02) - 0.01 Other non-core items (0.05) - - - - (0.05) - Diluted earnings per share $ 2.49 $ 2.89 $ 3.13 $ 2.09 $ 2.34 $ 5.38 $ 4.83 Page 5

American Financial Group, Inc.
Property and Casualty Insurance - Summary Underwriting Results (GAAP)
($ in millions)

	Three Months Ended					Six Months Ended	
	6/30/24	3/31/24	12/31/23	9/30/23	6/30/23	6/30/24	6/30/23
Property and Transportation	$ 39	$ 56	$ 67	$ 42	$ 32	$ 95	$ 75
Specialty Casualty	108	74	114	78	95	182	183
Specialty Financial	25	33	45	29	10	58	36
Other Specialty	(21)	(9)	(14)	(6)	(14)	(30)	(16)
Underwriting profit - Specialty	**151**	**154**	**212**	**143**	**123**	**305**	**278**
Other core charges, included in loss and LAE	(1)	(1)	(1)	(1)	1	(2)	-
Underwriting profit - Property and Casualty Insurance	**$ 150**	**$ 153**	**$ 211**	**$ 142**	**$ 124**	**$ 303**	**$ 278**
Included in results above:							
Current accident year catastrophe losses:							
Catastrophe reinstatement premium	$ -	$ 1	$ 1	$ -	$ 2	$ 1	$ 2
Catastrophe losses	36	34	24	56	51	70	82
Total current accident year catastrophe losses	$ 36	$ 35	$ 25	$ 56	$ 53	$ 71	$ 84
Prior year loss reserve development (favorable) / adverse	$ (35)	$ (50)	$ (56)	$ (43)	$ (62)	$ (85)	$ (125)
Combined ratio:							
Property and Transportation	92.9%	89.0%	90.3%	94.8%	94.2%	91.0%	92.6%
Specialty Casualty	85.4%	89.8%	84.6%	89.4%	86.6%	87.7%	87.1%
Specialty Financial	89.7%	86.3%	81.3%	87.6%	95.0%	88.1%	90.8%
Other Specialty	132.1%	116.9%	118.9%	109.8%	122.2%	124.5%	113.1%
Combined ratio - Specialty	**90.5%**	**90.1%**	**87.7%**	**92.2%**	**91.9%**	**90.2%**	**90.6%**
Other core charges	0.0%	0.0%	0.1%	0.1%	(0.2%)	0.1%	(0.1%)
Combined ratio	**90.5%**	**90.1%**	**87.8%**	**92.3%**	**91.7%**	**90.3%**	**90.5%**
P&C combined ratio excl. catastrophe losses and prior year reserve development	90.5%	91.1%	89.6%	91.5%	92.4%	90.7%	92.1%
Loss and LAE components:							
Current accident year, excluding catastrophe losses	59.1%	59.6%	62.6%	66.0%	60.7%	59.3%	60.1%
Prior accident year loss reserve development	(2.2%)	(3.2%)	(3.2%)	(2.3%)	(4.2%)	(2.7%)	(4.3%)
Current accident year catastrophe losses	2.2%	2.2%	1.4%	3.1%	3.5%	2.3%	2.7%
Loss and LAE ratio	**59.1%**	**58.6%**	**60.8%**	**66.8%**	**60.0%**	**58.9%**	**58.5%**

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American Financial Group, Inc.
Specialty - Underwriting Results (GAAP)
($ in millions)

	Three Months Ended					Six Months Ended	
	6/30/24	3/31/24	12/31/23	9/30/23	6/30/23	6/30/24	6/30/23
Gross written premiums	$ 2,406	$ 2,336	$ 1,992	$ 3,140	$ 2,369	$ 4,742	$ 4,524
Ceded reinsurance premiums	(714)	(702)	(547)	(1,079)	(702)	(1,416)	(1,338)
Net written premiums	1,692	1,634	1,445	2,061	1,667	3,326	3,186
Change in unearned premiums	(107)	(88)	287	(206)	(160)	(195)	(242)
Net earned premiums	1,585	1,546	1,732	1,855	1,507	3,131	2,944
Loss and LAE	936	906	1,052	1,238	906	1,842	1,725
Underwriting expense	498	486	468	474	478	984	941
Underwriting profit	**$ 151**	**$ 154**	**$ 212**	**$ 143**	**$ 123**	**$ 305**	**$ 278**
Included in results above:							
Current accident year catastrophe losses:							
Catastrophe reinstatement premium	$ -	$ 1	$ 1	$ -	$ 2	$ 1	$ 2
Catastrophe losses	36	34	24	56	51	70	82
Total current accident year catastrophe losses	$ 36	$ 35	$ 25	$ 56	$ 53	$ 71	$ 84
Prior year loss reserve development (favorable) / adverse	$ (36)	$ (51)	$ (57)	$ (44)	$ (61)	$ (87)	$ (125)
Combined ratio:							
Loss and LAE ratio	59.1%	58.6%	60.7%	66.7%	60.2%	58.8%	58.6%
Underwriting expense ratio	31.4%	31.5%	27.0%	25.5%	31.7%	31.4%	32.0%
Combined ratio	**90.5%**	**90.1%**	**87.7%**	**92.2%**	**91.9%**	**90.2%**	**90.6%**
Specialty combined ratio excl. catastrophe losses and prior year reserve development	90.5%	91.1%	89.6%	91.5%	92.4%	90.7%	92.1%
Loss and LAE components:							
Current accident year, excluding catastrophe losses	59.1%	59.6%	62.6%	66.0%	60.7%	59.3%	60.1%
Prior accident year loss reserve development	(2.3%)	(3.3%)	(3.3%)	(2.3%)	(4.0%)	(2.8%)	(4.2%)
Current accident year catastrophe losses	2.3%	2.3%	1.4%	3.0%	3.5%	2.3%	2.7%
Loss and LAE ratio	**59.1%**	**58.6%**	**60.7%**	**66.7%**	**60.2%**	**58.8%**	**58.6%**

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American Financial Group, Inc.
Property and Transportation - Underwriting Results (GAAP)
($ in millions)

	Three Months Ended					Six Months Ended	
	6/30/24	3/31/24	12/31/23	9/30/23	6/30/23	6/30/24	6/30/23
Gross written premiums	$ 1,084	$ 959	$ 623	$ 1,592	$ 1,059	$ 2,043	$ 1,931
Ceded reinsurance premiums	(403)	(368)	(197)	(687)	(391)	(771)	(711)
Net written premiums	681	591	426	905	668	1,272	1,220
Change in unearned premiums	(138)	(78)	256	(77)	(134)	(216)	(211)
Net earned premiums	543	513	682	828	534	1,056	1,009
Loss and LAE	348	304	470	636	346	652	635
Underwriting expense	156	153	145	150	156	309	299
Underwriting profit	**$ 39**	**$ 56**	**$ 67**	**$ 42**	**$ 32**	**$ 95**	**$ 75**
Included in results above:							
Current accident year catastrophe losses:							
Catastrophe reinstatement premium	$ -	$ -	$ 2	$ -	$ -	$ -	$ -
Catastrophe losses	13	8	3	14	15	21	34
Total current accident year catastrophe losses	$ 13	$ 8	$ 5	$ 14	$ 15	$ 21	$ 34
Prior year loss reserve development (favorable) / adverse	$ (33)	$ (43)	$ (12)	$ (14)	$ (21)	$ (76)	$ (58)
Combined ratio:							
Loss and LAE ratio	64.0%	59.2%	69.0%	76.8%	64.8%	61.7%	62.9%
Underwriting expense ratio	28.9%	29.8%	21.3%	18.0%	29.4%	29.3%	29.7%
Combined ratio	**92.9%**	**89.0%**	**90.3%**	**94.8%**	**94.2%**	**91.0%**	**92.6%**
Combined ratio excl. catastrophe losses and prior year reserve development	96.7%	95.6%	91.5%	94.8%	95.1%	96.1%	95.0%
Loss and LAE components:							
Current accident year, excluding catastrophe losses	67.8%	65.8%	70.2%	76.8%	65.7%	66.8%	65.3%
Prior accident year loss reserve development	(6.2%)	(8.3%)	(1.8%)	(1.7%)	(3.8%)	(7.2%)	(5.7%)
Current accident year catastrophe losses	2.4%	1.7%	0.6%	1.7%	2.9%	2.1%	3.3%
Loss and LAE ratio	**64.0%**	**59.2%**	**69.0%**	**76.8%**	**64.8%**	**61.7%**	**62.9%**

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American Financial Group, Inc. Specialty Casualty - Underwriting Results (GAAP) ($ in millions) Three Months Ended Six Months Ended 6/30/24 3/31/24 12/31/23 9/30/23 6/30/23 6/30/24 6/30/23 Gross written premiums $ 1,023 $ 1,097 $ 1,069 $ 1,226 $ 1,012 $ 2,120 $ 2,073 Ceded reinsurance premiums (319) (346) (369) (397) (319) (665) (658) Net written premiums 704 751 700 829 693 1,455 1,415 Change in unearned premiums 35 (21) 37 (95) 18 14 - Net earned premiums 739 730 737 734 711 1,469 1,415 Loss and LAE 428 457 438 463 421 885 838 Underwriting expense 203 199 185 193 195 402 394 Underwriting profit $ 108 $ 74 $ 114 $ 78 $ 95 $ 182 $ 183 Included in results above: Current accident year catastrophe losses: Catastrophe reinstatement premium $ - $ 1 $ (1) $ - $ 2 $ 1 $ 2 Catastrophe losses 5 15 9 17 6 20 9 Total current accident year catastrophe losses $ 5 $ 16 $ 8 $ 17 $ 8 $ 21 $ 11 Prior year loss reserve development (favorable) / adverse $ (25) $ (17) $ (37) $ (22) $ (24) $ (42) $ (51) Combined ratio: Loss and LAE ratio 58.0% 62.5% 59.6% 63.1% 59.2% 60.3% 59.2% Underwriting expense ratio 27.4% 27.3% 25.0% 26.3% 27.4% 27.4% 27.9% Combined ratio 85.4% 89.8% 84.6% 89.4% 86.6% 87.7% 87.1% Combined ratio excl. catastrophe losses and prior year reserve development 88.2% 89.9% 88.5% 90.0% 89. 0% 89.1% 90.0% Loss and LAE components: Current accident year, excluding catastrophe losses 60.8% 62.6% 63.5% 63.7% 61.6% 61.7% 62.1% Prior accident year loss reserve development (3.5%) (2.3%) (5. 0%) (2. 9%) (3.4%) (2. 9%) (3. 6%) Current accident year catastrophe losses 0.7% 2.2% 1.1% 2.3% 1. 0% 1.5% 0.7% Loss and LAE ratio 58.0% 62.5% 59.6% 63.1% 59.2% 60.3% 59.2% Page 9

American Financial Group, Inc.
Specialty Financial - Underwriting Results (GAAP)
($ in millions)

	Three Months Ended					Six Months Ended	
	6/30/24	3/31/24	12/31/23	9/30/23	6/30/23	6/30/24	6/30/23
Gross written premiums	$ 299	$ 280	$ 300	$ 322	$ 298	$ 579	$ 520
Ceded reinsurance premiums	(51)	(46)	(50)	(61)	(58)	(97)	(96)
Net written premiums	248	234	250	261	240	482	424
Change in unearned premiums	(7)	9	(6)	(29)	(45)	2	(33)
Net earned premiums	241	243	244	232	195	484	391
Loss and LAE	101	98	85	93	79	199	150
Underwriting expense	115	112	114	110	106	227	205
Underwriting profit	**$ 25**	**$ 33**	**$ 45**	**$ 29**	**$ 10**	**$ 58**	**$ 36**
Included in results above:							
Current accident year catastrophe losses:							
Catastrophe reinstatement premium	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Catastrophe losses	17	8	4	22	19	25	23
Total current accident year catastrophe losses	$ 17	$ 8	$ 4	$ 22	$ 19	$ 25	$ 23
Prior year loss reserve development (favorable) / adverse	$ -	$ 6	$ (8)	$ (10)	$ (11)	$ 6	$ (14)
Combined ratio:							
Loss and LAE ratio	42.1%	40.2%	34.8%	39.8%	40.9%	41.2%	38.5%
Underwriting expense ratio	47.6%	46.1%	46.5%	47.8%	54.1%	46.9%	52.3%
Combined ratio	**89.7%**	**86.3%**	**81.3%**	**87.6%**	**95.0%**	**88.1%**	**90.8%**
Combined ratio excl. catastrophe losses and prior year reserve development	82.3%	80.9%	82.7%	82.5%	91.1%	81.7%	88.5%
Loss and LAE components:							
Current accident year, excluding catastrophe losses	34.7%	34.8%	36.2%	34.7%	37.0%	34.8%	36.2%
Prior accident year loss reserve development	0.1%	2.3%	(3.4%)	(4.2%)	(5.7%)	1.2%	(3.5%)
Current accident year catastrophe losses	7.3%	3.1%	2.0%	9.3%	9.6%	5.2%	5.8%
Loss and LAE ratio	**42.1%**	**40.2%**	**34.8%**	**39.8%**	**40.9%**	**41.2%**	**38.5%**

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American Financial Group, Inc.
Other Specialty - Underwriting Results (GAAP)
($ in millions)

	Three Months Ended					Six Months Ended	
	6/30/24	3/31/24	12/31/23	9/30/23	6/30/23	6/30/24	6/30/23
Gross written premiums	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Ceded reinsurance premiums	59	58	69	66	66	117	127
Net written premiums	59	58	69	66	66	117	127
Change in unearned premiums	3	2	-	(5)	1	5	2
Net earned premiums	62	60	69	61	67	122	129
Loss and LAE	59	47	59	46	60	106	102
Underwriting expense	24	22	24	21	21	46	43
Underwriting profit (loss)	**$ (21)**	**$ (9)**	**$ (14)**	**$ (6)**	**$ (14)**	**$ (30)**	**$ (16)**
Included in results above:							
Current accident year catastrophe losses:							
Catastrophe reinstatement premium	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Catastrophe losses	1	3	8	3	11	4	16
Total current accident year catastrophe losses	$ 1	$ 3	$ 8	$ 3	$ 11	$ 4	$ 16
Prior year loss reserve development (favorable) / adverse	$ 22	$ 3	$ -	$ 2	$ (5)	$ 25	$ (2)
Combined ratio:							
Loss and LAE ratio	95.3%	79.2%	82.8%	76.2%	91.1%	87.3%	80.3%
Underwriting expense ratio	36.8%	37.7%	36.1%	33.6%	31.1%	37.2%	32.8%
Combined ratio	**132.1%**	**116.9%**	**118.9%**	**109.8%**	**122.2%**	**124.5%**	**113.1%**
Combined ratio excl. catastrophe losses and prior year reserve development	94.1%	106.8%	107.3%	101.2%	111.7%	100.4%	102.1%
Loss and LAE components:							
Current accident year, excluding catastrophe losses	57.3%	69.1%	71.2%	67.6%	80.6%	63.2%	69.3%
Prior accident year loss reserve development	37.4%	4.8%	0.9%	3.7%	(7.5%)	21.2%	(1.9%)
Current accident year catastrophe losses	0.6%	5.3%	10.7%	4.9%	18.0%	2.9%	12.9%
Loss and LAE ratio	**95.3%**	**79.2%**	**82.8%**	**76.2%**	**91.1%**	**87.3%**	**80.3%**

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American Financial Group, Inc.
Consolidated Balance Sheet
($ in millions)

	6/30/24	3/31/24	12/31/23	9/30/23	6/30/23	3/31/23
Assets:						
Total cash and investments	$ 15,261	$ 15,254	$ 15,263	$ 14,794	$ 14,489	$ 14,451
Recoverables from reinsurers	4,157	4,510	4,477	4,421	3,852	3,838
Prepaid reinsurance premiums	1,143	1,078	961	1,223	1,112	1,021
Agents' balances and premiums receivable	1,909	1,606	1,471	2,088	1,796	1,459
Deferred policy acquisition costs	328	309	309	324	316	285
Assets of managed investment entities	4,695	4,669	4,484	4,871	5,235	5,391
Other receivables	758	958	1,171	1,377	721	637
Other assets	1,357	1,312	1,346	1,422	1,281	1,153
Goodwill	305	305	305	305	246	246
Total assets	**$ 29,913**	**$ 30,001**	**$ 29,787**	**$ 30,825**	**$ 29,048**	**$ 28,481**
Liabilities and Equity:						
Unpaid losses and loss adjustment expenses	$ 12,607	$ 13,050	$ 13,087	$ 12,891	$ 11,925	$ 11,761
Unearned premiums	3,816	3,650	3,451	3,997	3,686	3,435
Payable to reinsurers	1,176	1,078	1,186	1,398	1,038	911
Liabilities of managed investment entities	4,536	4,468	4,307	4,728	5,098	5,258
Long-term debt	1,475	1,475	1,475	1,474	1,474	1,478
Other liabilities	1,919	2,040	2,023	2,356	1,834	1,697
Total liabilities	**$ 25,529**	**$ 25,761**	**$ 25,529**	**$ 26,844**	**$ 25,055**	**$ 24,540**
Shareholders' equity:						
Common stock	$ 84	$ 84	$ 84	$ 84	$ 85	$ 85
Capital surplus	1,392	1,382	1,372	1,372	1,377	1,374
Retained earnings	3,239	3,089	3,121	3,095	3,042	2,933
Unrealized gains (losses) - fixed maturities	(290)	(278)	(287)	(521)	(464)	(413)
Unrealized gains (losses) - fixed maturity-related cash flow hedges	(20)	(22)	(17)	(34)	(33)	(21)
Other comprehensive income (loss), net of tax	(21)	(15)	(15)	(15)	(14)	(17)
Total shareholders' equity	**4,384**	**4,240**	**4,258**	**3,981**	**3,993**	**3,941**
Total liabilities and equity	**$ 29,913**	**$ 30,001**	**$ 29,787**	**$ 30,825**	**$ 29,048**	**$ 28,481**

Page 12

American Financial Group, Inc. Book Value Per Share and Price / Book Summary (in millions, except per share information) 6/30/24 3/31/24 12/31/23 9/30/23 6/30/23 3/31/23 Shareholders' equity $ 4,384 $ 4,240 $ 4,258 $ 3,981 $ 3,993 $ 3,941 Accumulated other comprehensive income (loss) (331) (315) (319) (570) (511) (451) Shareholders' equity, excluding AOCI 4,715 4,555 4,577 4,551 4,504 4,392 Goodwill 305 305 305 305 246 246 Intangibles 204 208 213 217 102 105 $ 4,206 $ 4,042 $ 4,059 $ 4,029 $ 4,156 $ 4,041 Tangible shareholders' equity, excluding AOCI Common shares outstanding 83.897 83.857 83.636 84.136 84.859 85.172 Book value per share: Book value per share $ 52.25 $ 50.57 $ 50.91 $ 47.31 $ 47.06 $ 46.27 Book value per share, excluding AOCI 56.19 54.32 54.72 54.09 53.07 51.57 Tangible, excluding AOCI 50.13 48.20 48.52 47.89 48.97 47.45 Market capitalization AFG's closing common share price $ 123.02 $ 136.48 $ 118.89 $ 111.67 $ 118.75 $ 121.50 Market capitalization $ 10,321 $ 11,445 $ 9,943 $ 9,395 $ 10,077 $ 10,348 Price / Book value per share, excluding AOCI 2.19 2.51 2.17 2.06 2.24 2.36 Page 13

American Financial Group, Inc. Capitalization ($ in millions) 6/30/24 3/31/24 12/31/23 9/30/23 6/30/23 3/31/23 AFG senior obligations $ 823 $ 823 $ 823 $ 823 $ 823 $ 828 - - - - - - Borrowings drawn under credit facility Debt excluding subordinated debt $ 823 $ 823 $ 823 $ 823 $ 823 $ 828 675 675 675 675 675 675 AFG subordinated debentures Total principal amount of long-term debt $ 1,498 $ 1,498 $ 1,498 $ 1,498 $ 1,498 $ 1,503 Shareholders' equity 4,384 4,240 4,258 3,981 3,993 3,941 (331) (3 15) (319) (570) (511) (451) Accumulated other comprehensive income (loss) Total capital, excluding AOCI $ 6,213 $ 6,053 $ 6,075 $ 6,049 $ 6,002 $ 5,895 Ratio of debt to total capital, excluding AOCI: Including subordinated debt 24.1% 24.7% 24.7% 24.8% 25.0% 2 5.5% Excluding subordinated debt 13.2% 13.6% 13.5% 13.6% 13.7% 14.0% Page 14

American Financial Group, Inc. Additional Supplemental Information ($ in millions) Three Months Ended Six Months Ended 6/30/24 3/31/24 12/31/23 9/30/23 6/30/23 6/30/24 6/30/23 Property and Casualty Insurance $ 969 $ 989 $ 938 $ 805 $ 802 $ 1,958 $ 1,683 Paid Losses (GAAP) 6/30/24 3/31/24 12/31/23 9/30/23 6/30/23 3/31/23 GAAP Equity (excluding AOCI) Property and Casualty Insurance $ 5,919 $ 5,780 $ 5,710 $ 5,786 $ 5,581 $ 5,392 (1,204) (1,225) (1,133) (1,235) (1,077) (1,000) Parent and other subsidiaries $ 4,715 $ 4,555 $ 4,577 $ 4,551 $ 4,504 $ 4,392 AFG GAAP Equity (excluding AOCI) Allowable dividends without regulatory approval Property and Casualty Insurance $ 946 $ 946 $ 946 $ 887 $ 887 $ 887 Page 15

American Financial Group, Inc.
Total Cash and Investments
($ in millions)

	Carrying Value - June 30, 2024				
	Property and Casualty Insurance	Parent & Other	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:					
Cash and cash equivalents	$ 813	$ 308	$ -	$ 1,121	8%
Fixed maturities - Available for sale	10,111	85	-	10,196	67%
Fixed maturities - Trading	65	-	-	65	0%
Equity securities - Common stocks	655	-	-	655	4%
Equity securities - Perpetual preferred	422	-	-	422	3%
Investments accounted for using the equity method	1,880	2	-	1,882	12%
Mortgage loans	773	-	-	773	5%
Real estate and other investments	211	94	(158)	147	1%
Total cash and investments	**$ 14,930**	**$ 489**	**$ (158)**	**$ 15,261**	**100%**

	Carrying Value - December 31, 2023				
	Property and Casualty Insurance	Parent & Other	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:					
Cash and cash equivalents	$ 940	$ 285	$ -	$ 1,225	8%
Fixed maturities - Available for sale	10,225	152	-	10,377	68%
Fixed maturities - Trading	57	-	-	57	0%
Equity securities - common stocks	586	-	-	586	4%
Equity securities - perpetual preferred	432	-	-	432	3%
Investments accounted for using the equity method	1,812	2	-	1,814	12%
Mortgage loans	643	-	-	643	4%
Real estate and other investments	211	93	(175)	129	1%
Total cash and investments	**$ 14,906**	**$ 532**	**$ (175)**	**$ 15,263**	**100%**

Page 16

American Financial Group, Inc.
Net Investment Income
($ in millions)

	Three Months Ended					Six Months Ended	
	6/30/24	3/31/24	12/31/23	9/30/23	6/30/23	6/30/24	6/30/23
Property and Casualty Insurance:							
Gross investment income excluding alternative investments							
Fixed maturities	$ 133	$ 131	$ 131	$ 121	$ 117	$ 264	$ 229
Equity securities	7	7	7	8	8	14	17
Other investments (a)	21	17	21	19	16	38	29
Gross investment income excluding alternative investments	**161**	**155**	**159**	**148**	**141**	**316**	**275**
Gross investment income from alternative investments (b)	33	56	5	25	55	89	133
Total gross investment income	**194**	**211**	**164**	**173**	**196**	**405**	**408**
Investment expenses	(5)	(6)	(3)	(3)	(5)	(11)	(10)
Total net investment income	**$ 189**	**$ 205**	**$ 161**	**$ 170**	**$ 191**	**$ 394**	**$ 398**
Average cash and investments (c)	**$ 15,346**	**$ 15,331**	**$ 15,227**	**$ 14,899**	**$ 14,498**	**$ 15,321**	**$ 14,438**
Average yield - fixed maturities before inv expenses (d)	5.04%	4.93%	4.99%	4.68%	4.62%	4.99%	4.51%
Average yield - overall portfolio, net (d)	4.93%	5.35%	4.23%	4.56%	5.27%	5.14%	5.51%
Average tax equivalent yield - overall portfolio, net (d)	4.98%	5.42%	4.31%	4.63%	5.34%	5.21%	5.58%
AFG consolidated net investment income:							
Property & Casualty core	$ 189	$ 205	$ 161	$ 170	$ 191	$ 394	$ 398
Parent & other	8	7	7	10	12	15	23
Consolidate CLOs	(9)	(14)	(9)	(12)	(5)	(23)	(6)
Total net investment income	**$ 188**	**$ 198**	**$ 159**	**$ 168**	**$ 198**	**$ 386**	**$ 415**
Average cash and investments (c)	**$ 15,617**	**$ 15,616**	**$ 15,540**	**$ 15,264**	**$ 15,025**	**$ 15,620**	**$ 15,064**
Average yield - overall portfolio, net (d)	4.82%	5.07%	4.09%	4.40%	5.27%	4.94%	5.51%
Average yield - fixed maturities before inv expenses (d)	5.06%	4.95%	5.01%	4.74%	4.67%	5.01%	4.55%

(a) Includes income from mortgage loans, real estate, short-term investments, and cash equivalents.
(b) Investment income on alternative investments is detailed on page 18.
(c) Average cash and investments is the average of the beginning and ending quarter balances, or the average of the five quarters balances.
(d) Average yield is calculated by dividing investment income for the period by the average balance.

Page 17

American Financial Group, Inc. Alternative Investments ($ in millions) Three Months Ended Six Months Ended 6/30/24 3/31/24 12/31/23 9/30/23 6/30/23 6/30/24 6/30/23 Property and Casualty Insurance: Net Investment Income Fixed maturities MTM through investment income $ 1 $ 1 $ (2) $ (11) $ 8 $ 2 $ 12 Equity securities MTM through investment income (a) 9 16 1 7 14 25 30 Investments accounted for using the equity method (b) 14 25 (3) 17 28 39 85 AFG managed CLOs (eliminated in consolidation) 9 14 9 12 5 23 6 Total Property & Casualty $ 33 $ 56 $ 5 $ 25 $ 55 $ 89 $ 133 Investments Fixed maturities MTM through investment income $ 32 $ 18 $ 17 $ 17 $ 28 $ 32 $ 28 Equity securities MTM through investment income (a) 544 494 440 411 423 544 423 Investments accounted for using the equity method (b) 1 ,880 1 ,846 1 ,812 1 ,806 1,755 1 ,880 1 ,755 AFG managed CLOs (eliminated in consolidation) 158 199 175 143 136 158 136 Total Property & Casualty $ 2 ,614 $ 2 ,557 $ 2 ,444 $ 2 ,377 $ 2,342 $ 2 ,614 $ 2 ,342 Annualized Return - Property & Casualty 5.1% 9.0% 0.8% 4.2% 9 .6% 7.0% 11.8% AFG Consolidated: Net Investment Income Fixed maturities MTM through investment income $ 1 $ 1 $ (2) $ (11) $ 8 $ 2 $ 12 Equity securities MTM through investment income (a) 9 16 1 7 14 25 30 Investments accounted for using the equity method (b) 14 25 (3) 17 28 39 85 AFG managed CLOs (eliminated in consolidation) 9 14 9 12 5 23 6 Total AFG Consolidated $ 33 $ 56 $ 5 $ 25 $ 55 $ 89 $ 133 Investments Fixed maturities MTM through investment income $ 32 $ 18 $ 17 $ 17 $ 28 $ 32 $ 28 Equity securities MTM through investment income (a) 544 494 440 411 423 544 423 Investments accounted for using the equity method (b) 1 ,882 1 ,848 1 ,814 1 ,807 1,756 1 ,882 1 ,756 AFG managed CLOs (eliminated in consolidation) 158 199 175 143 136 158 136 Total AFG Consolidated $ 2 ,616 $ 2 ,559 $ 2 ,446 $ 2 ,378 $ 2,343 $ 2 ,616 $ 2 ,343 Annualized Return - AFG Consolidated 5.1% 8.9% 0.8% 4.2% 9 .6% 7.0% 11.8% (a) AFG records holding gains and losses in net investment income on its portfolio of limited partnerships and similar investments that do not qualify for equity method accounting and certain other securities classified at purchase as fair value through net investment income. (b) The majority of AFG's investments accounted for using the equity method mark their underlying assets to market through net income. Page 18

American Financial Group, Inc.
Fixed Maturities - By Security Type - AFG Consolidated
($ in millions)

June 30, 2024	Book Value (a)	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$ 182	$ 176	$ (6)	2%	1%
States, municipalities and political subdivisions	917	868	(49)	8%	6%
Foreign government	283	280	(3)	3%	2%
Residential mortgage-backed securities	1,804	1,663	(141)	16%	11%
Commercial mortgage-backed securities	70	70	-	1%	0%
Collateralized loan obligations	1,464	1,459	(5)	14%	10%
Other asset-backed securities	2,444	2,363	(81)	23%	15%
Corporate and other bonds	3,464	3,382	(82)	33%	22%
Total AFG consolidated	**$ 10,628**	**$ 10,261**	**$ (367)**	**100%**	**67%**

Approximate duration - P&C	3.1 years
Approximate duration - P&C including cash	2.9 years

December 31, 2023	Book Value (a)	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$ 243	$ 236	$ (7)	2%	2%
States, municipalities and political subdivisions	1,014	984	(30)	9%	6%
Foreign government	288	282	(6)	3%	2%
Residential mortgage-backed securities	1,787	1,658	(129)	16%	11%
Commercial mortgage-backed securities	75	74	(1)	1%	0%
Collateralized loan obligations	1,706	1,687	(19)	16%	11%
Other asset-backed securities	2,472	2,362	(110)	23%	15%
Corporate and other bonds	3,212	3,151	(61)	30%	21%
Total AFG consolidated	**$ 10,797**	**$ 10,434**	**$ (363)**	**100%**	**68%**

Approximate duration - P&C	3.2 years
Approximate duration - P&C including cash	2.9 years

(a) Book Value is amortized cost, net of allowance for expected credit losses.

Page 19

Appendix A
American Financial Group, Inc.
Fixed Maturities by Credit Rating & NAIC Designation by Type
6/30/2024
($ in millions)

	Fair Value by Type									
By Credit Rating (a)	**US Gov**	**Munis**	**Frgn Gov**	**RMBS**	**CMBS**	**CLOs**	**ABS**	**Corp/Oth**	**Total**	**% Total**
Investment grade										
AAA	$ -	$ 345	$ 260	$ 1,419	$ 61	$ 1,338	$ 908	$ 21	$ 4,352	42%
AA	176	471	9	100	8	113	257	175	1,309	13%
A	-	42	5	31	1	7	563	954	1,603	16%
BBB	-	8	6	16	-	-	497	1,861	2,388	23%
Subtotal - Investment grade	176	866	280	1,566	70	1,458	2,225	3,011	9,652	94%
BB	-	-	-	2	-	-	7	178	187	2%
B	-	-	-	3	-	-	2	74	79	1%
CCC, CC, C	-	-	-	31	-	-	4	18	53	0%
D	-	-	-	-	-	-	-	-	-	0%
Subtotal - Non-Investment grade	-	-	-	36	-	-	13	270	319	3%
Not Rated (b)	-	2	-	61	-	1	125	101	290	3%
Total	**$ 176**	**$ 868**	**$ 280**	**$ 1,663**	**$ 70**	**$ 1,459**	**$ 2,363**	**$ 3,382**	**$ 10,261**	**100%**

	Fair Value by Type									
NAIC designation	**US Gov**	**Munis**	**Frgn gov**	**RMBS**	**CMBS**	**CLOs**	**ABS**	**Corp/Oth**	**Total**	**% Total**
1	$ 176	$ 854	$ 231	$ 1,592	$ 69	$ 1,419	$ 1,771	$ 1,157	$ 7,269	73%
2	-	8	-	14	-	-	488	1,852	2,362	23%
Subtotal	176	862	231	1,606	69	1,419	2,259	3,009	9,631	96%
3	-	-	-	2	-	-	7	187	196	2%
4	-	-	-	-	-	-	2	81	83	1%
5	-	-	-	2	-	-	7	65	74	1%
6	-	-	-	5	-	-	-	1	6	0%
Subtotal	-	-	-	9	-	-	16	334	359	4%
Total insurance companies	**$ 176**	**$ 862**	**$ 231**	**$ 1,615**	**$ 69**	**$ 1,419**	**$ 2,275**	**$ 3,343**	**$ 9,990**	**100%**
No NAIC designation (c)	-	-	-	-	-	1	17	8	26	
Non-Insurance and Foreign Companies (d)	-	6	49	48	1	39	71	31	245	
Total	**$ 176**	**$ 868**	**$ 280**	**$ 1,663**	**$ 70**	**$ 1,459**	**$ 2,363**	**$ 3,382**	**$ 10,261**	

(a) If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b) For ABS, 84% are NAIC 1 and 14% do not have a designation.
For Corp/Oth, 18% are NAIC 1, 10% NAIC 2, 15% NAIC 4, 46% NAIC 5 and 7% do not have a designation.
For Total, 59% are NAIC 1, 18% NAIC 5 and 9% do not have a designation.
(c) Surplus notes and CLO equity tranches that are classified as other invested assets for STAT.
(d) 98% are investment grade rated.

Page 20

Appendix B
American Financial Group, Inc.
Fixed Maturities by Credit Rating & NAIC Designation by Type
12/31/2023
($ in millions)

By Credit Rating (a)	US Gov	Munis	Frgn Gov	RMBS	CMBS	CLOs	ABS	Corp/Oth	Total	% Total
	Fair Value by Type									
Investment grade										
AAA	$ -	$ 371	$ 261	$ 1,425	$ 63	$ 1,500	$ 961	$ 23	$ 4,604	44%
AA	236	560	10	99	7	173	261	160	1,506	15%
A	-	44	5	26	1	13	542	839	1,470	14%
BBB	-	7	6	4	-	-	474	1,740	2,231	21%
Subtotal - Investment grade	236	982	282	1,554	71	1,686	2,238	2,762	9,811	94%
BB	-	-	-	2	3	-	7	195	207	2%
B	-	-	-	4	-	-	2	67	73	1%
CCC, CC, C	-	-	-	29	-	-	5	7	41	0%
D	-	-	-	4	-	-	-	-	4	0%
Subtotal - Non-Investment grade	-	-	-	39	3	-	14	269	325	3%
Not Rated (b)	-	2	-	65	-	1	110	120	298	3%
Total	**$ 236**	**$ 984**	**$ 282**	**$ 1,658**	**$ 74**	**$ 1,687**	**$ 2,362**	**$ 3,151**	**$ 10,434**	**100%**

NAIC designation	US Gov	Munis	Frgn gov	RMBS	CMBS	CLOs	ABS	Corp/Oth	Total	% Total
	Fair Value by Type									
1	$ 236	$ 977	$ 230	$ 1,606	$ 71	$ 1,633	$ 1,799	$ 1,043	$ 7,595	74%
2	-	7	-	2	-	-	474	1,769	2,252	22%
Subtotal	236	984	230	1,608	71	1,633	2,273	2,812	9,847	96%
3	-	-	-	1	3	-	8	195	207	2%
4	-	-	-	1	-	-	1	61	63	1%
5	-	-	-	3	-	-	9	67	79	1%
6	-	-	-	5	-	-	-	-	5	0%
Subtotal	-	-	-	10	3	-	18	323	354	4%
Total insurance companies	**$ 236**	**$ 984**	**$ 230**	**$ 1,618**	**$ 74**	**$ 1,633**	**$ 2,291**	**$ 3,135**	**$ 10,201**	**100%**
No NAIC designation (c)	-	-	-	-	-	1	9	11	21	
Non-Insurance and Foreign Companies (d)	-	-	52	40	-	53	62	5	212	
Total	**$ 236**	**$ 984**	**$ 282**	**$ 1,658**	**$ 74**	**$ 1,687**	**$ 2,362**	**$ 3,151**	**$ 10,434**	

(a) If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b) For ABS, 87% are NAIC 1 and 8% do not have a designation.
For Corp/Oth, 21% are NAIC 1, 21% NAIC 2, 46% NAIC 5 and 9% do not have a designation.
For Total, 58% are NAIC 1, 9% NAIC 2, 21% NAIC 5 and 7% do not have a designation.
(c) Surplus notes and CLO equity tranches that are classified as other invested assets for STAT.
(d) 98% are investment grade rated.

Page 21

Appendix C
American Financial Group, Inc.
Corporate Securities by Credit Rating & NAIC Designation by Industry
6/30/2024
($ in millions)

	Fair Value By Industry																
Credit Rating (a)	**Asset Managers**	**Banking**	**Technology**	**Insurance**	**Other Financials**	**Consumer**	**Utilities**	**Autos**	**Basic Industry**	**Retailers**	**REITs**	**Healthcare**	**Media**	**Capital Goods**	**Other**	**Total**	**% Total**
Investment Grade																	
AAA	$ -	$ -	$ 10	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 11	$ 21	1%
AA	5	-	22	43	33	38	5	-	-	10	-	15	-	-	4	175	5%
A	40	195	50	147	66	56	112	92	11	17	48	29	3	39	49	954	28%
BBB	704	216	148	46	104	64	82	55	113	51	72	26	44	46	90	1,861	55%
Subtotal	749	411	230	236	203	158	199	147	124	78	120	70	47	85	154	3,011	89%
BB	23	6	11	3	3	26	-	5	13	35	6	5	31	2	9	178	5%
B	4	2	12	-	-	11	-	4	-	22	-	13	-	4	2	74	2%
CCC, CC, C	-	-	2	-	-	1	-	-	-	-	-	11	-	-	4	18	1%
D	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	0%
Subtotal	27	8	25	3	3	38	-	9	13	57	6	29	31	6	15	270	8%
Not Rated (b)	-	-	6	7	22	16	-	-	-	-	7	12	20	6	5	101	3%
Total	**$ 776**	**$ 419**	**$ 261**	**$ 246**	**$ 228**	**$ 212**	**$ 199**	**$ 156**	**$ 137**	**$ 135**	**$ 133**	**$ 111**	**$ 98**	**$ 97**	**$ 174**	**$ 3,382**	**100%**

	Fair Value By Industry																
NAIC designation	**Asset Managers**	**Banking**	**Technology**	**Insurance**	**Other Financials**	**Consumer**	**Utilities**	**Autos**	**Basic Industry**	**Retailers**	**REITs**	**Healthcare**	**Media**	**Capital Goods**	**Other**	**Total**	**% Total**
1	$ 45	$ 193	$ 82	$ 188	$ 106	$ 103	$ 117	$ 92	$ 11	$ 27	$ 48	$ 45	$ 3	$ 39	$ 58	$ 1,157	35%
2	702	213	145	44	104	70	81	54	109	50	71	26	43	45	95	1,852	55%
Subtotal	747	406	227	232	210	173	198	146	120	77	119	71	46	84	153	3,009	90%
3	23	6	12	3	5	30	-	5	13	35	6	6	31	2	10	187	6%
4	4	2	11	-	12	5	-	4	-	22	-	15	-	4	2	81	2%
5	-	-	7	-	-	-	-	-	-	-	8	19	20	6	5	65	2%
6	-	-	-	-	-	1	-	-	-	-	-	-	-	-	-	1	0%
Subtotal	27	8	30	3	17	36	-	9	13	57	14	40	51	12	17	334	10%
Total insurance companies	**$ 774**	**$ 414**	**$ 257**	**$ 235**	**$ 227**	**$ 209**	**$ 198**	**$ 155**	**$ 133**	**$ 134**	**$ 133**	**$ 111**	**$ 97**	**$ 96**	**$ 170**	**$ 3,343**	**100%**
No NAIC designation (c)	-	-	-	8	-	-	-	-	-	-	-	-	-	-	-	8	
Non-Insurance and Foreign Companies	2	5	4	3	1	3	1	1	4	1	-	-	1	1	4	31	
Total	**$ 776**	**$ 419**	**$ 261**	**$ 246**	**$ 228**	**$ 212**	**$ 199**	**$ 156**	**$ 137**	**$ 135**	**$ 133**	**$ 111**	**$ 98**	**$ 97**	**$ 174**	**$ 3,382**	

(a) If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b) 18% of not rated securities are NAIC 1, 10% NAIC 2, 15% NAIC 4, 46% NAIC 5 and 7% do not have a designation.

Page 22

Appendix D
American Financial Group, Inc.
Corporate Securities by Credit Rating & NAIC Designation by Industry
12/31/2023
($ in millions)

Credit Rating (a)	Asset Managers	Banking	Technology	Insurance	Consumer	Other Financials	Utilities	Autos	REITs	Retailers	Basic Industry	Media	Capital Goods	Other	Total	% Total
	Fair Value By Industry															
Investment Grade																
AAA	$ -	$ -	$ 11	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 12	$ 23	1%
AA	5	-	18	43	39	29	5	-	-	10	-	-	-	11	160	5%
A	33	190	57	151	44	45	86	61	47	18	11	3	35	58	839	27%
BBB	579	210	151	41	69	101	72	79	68	51	110	45	40	124	1,740	55%
Subtotal	617	400	237	235	152	175	163	140	115	79	121	48	75	205	2,762	88%
BB	23	2	24	3	27	5	-	5	-	40	15	35	1	15	195	6%
B	-	-	2	-	10	8	-	4	-	24	-	-	4	15	67	2%
CCC, CC, C	-	-	2	-	-	-	-	-	-	-	-	-	-	5	7	0%
D	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	0%
Subtotal	23	2	28	3	37	13	-	9	-	64	15	35	5	35	269	8%
Not Rated (b)	-	-	4	11	18	10	-	-	28	-	-	20	6	23	120	4%
Total	**$ 640**	**$ 402**	**$ 269**	**$ 249**	**$ 207**	**$ 198**	**$ 163**	**$ 149**	**$ 143**	**$ 143**	**$ 136**	**$ 103**	**$ 86**	**$ 263**	**$ 3,151**	**100%**

NAIC designation	Asset Managers	Banking	Technology	Insurance	Consumer	Other Financials	Utilities	Autos	REITs	Retailers	Basic Industry	Media	Capital Goods	Other	Total	% Total
	Fair Value By Industry															
1	$ 38	$ 190	$ 86	$ 194	$ 92	$ 82	$ 92	$ 61	$ 55	$ 28	$ 11	$ 3	$ 35	$ 76	$ 1,043	33%
2	579	210	151	41	75	102	71	84	81	51	110	45	40	129	1,769	57%
Subtotal	617	400	237	235	167	184	163	145	136	79	121	48	75	205	2,812	90%
3	23	2	23	3	32	6	-	-	-	40	14	35	2	15	195	6%
4	-	-	1	-	4	8	-	4	-	24	-	-	4	16	61	2%
5	-	-	8	-	4	-	-	-	7	-	1	20	5	22	67	2%
6	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	0%
Subtotal	23	2	32	3	40	14	-	4	7	64	15	55	11	53	323	10%
Total insurance companies	**$ 640**	**$ 402**	**$ 269**	**$ 238**	**$ 207**	**$ 198**	**$ 163**	**$ 149**	**$ 143**	**$ 143**	**$ 136**	**$ 103**	**$ 86**	**$ 258**	**$ 3,135**	**100%**
No NAIC designation (c)	-	-	-	11	-	-	-	-	-	-	-	-	-	-	11	
Non-Insurance and Foreign Companies	-	-	-	-	-	-	-	-	-	-	-	-	-	5	5	
Total	**$ 640**	**$ 402**	**$ 269**	**$ 249**	**$ 207**	**$ 198**	**$ 163**	**$ 149**	**$ 143**	**$ 143**	**$ 136**	**$ 103**	**$ 86**	**$ 263**	**$ 3,151**	

(a) If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b) 21% of not rated securities are NAIC 1, 21% NAIC 2, 46% NAIC 5 and 9% do not have a designation.
(c) Surplus notes that are classified as other invested assets for STAT.

Page 23

Appendix E
American Financial Group, Inc.
Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type
6/30/2024
($ in millions)

	Fair Value By Collateral Type											
Credit Rating (a)	**Secured Financing (c)**	**TruPS**	**Whole Business**	**Railcar**	**Triple Net Lease**	**Commercial Real Estate**	**Single Family Rental**	**Aircraft**	**Auto**	**Other**	**Total**	**% Total**
Investment Grade												
AAA	$ 25	$ 40	$ -	$ -	$ 169	$ 331	$ 173	$ 4	$ 68	$ 98	$ 908	38%
AA	25	130	65	-	3	6	-	4	-	24	257	11%
A	69	18	10	181	16	-	-	76	-	193	563	24%
BBB	1	-	391	7	-	-	-	25	-	73	497	21%
Subtotal	120	188	466	188	188	337	173	109	68	388	2,225	94%
BB	1	-	-	-	-	-	-	6	-	-	7	1%
B	-	-	-	-	-	-	-	2	-	-	2	0%
CCC, CC, C	-	-	-	-	-	-	-	4	-	-	4	0%
D	-	-	-	-	-	-	-	-	-	-	-	0%
Subtotal	1	-	-	-	-	-	-	12	-	-	13	0%
Not Rated (b)	102	-	-	-	-	-	-	2	-	21	125	5%
Total	**$ 223**	**$ 188**	**$ 466**	**$ 188**	**$ 188**	**$ 337**	**$ 173**	**$ 123**	**$ 68**	**$ 409**	**$ 2,363**	**100%**

	Fair Value By Collateral Type											
NAIC designation	**Secured Financing (b)**	**TruPS**	**Whole Business**	**Railcar**	**Triple Net Lease**	**Commercial Real Estate ABS**	**Single Family Rental**	**Aircraft**	**Auto**	**Other**	**Total**	**% Total**
1	$ 220	$ 185	$ 75	$ 178	$ 184	$ 299	$ 167	$ 82	$ 66	$ 315	$ 1,771	78%
2	1	-	383	7	-	-	-	25	-	72	488	21%
Subtotal	221	185	458	185	184	299	167	107	66	387	2,259	99%
3	2	-	-	-	-	-	-	5	-	-	7	1%
4	-	-	-	-	-	-	-	2	-	-	2	0%
5	-	-	-	-	-	-	-	6	-	1	7	0%
6	-	-	-	-	-	-	-	-	-	-	-	0%
Subtotal	2	-	-	-	-	-	-	13	-	1	16	1%
Total insurance companies	**$ 223**	**$ 185**	**$ 458**	**$ 185**	**$ 184**	**$ 299**	**$ 167**	**$ 120**	**$ 66**	**$ 388**	**$ 2,275**	**100%**
No NAIC designation	-	-	-	-	-	-	-	-	-	17	17	
Non-Insurance and Foreign Companies	-	3	8	3	4	38	6	3	2	4	71	
Total	**$ 223**	**$ 188**	**$ 466**	**$ 188**	**$ 188**	**$ 337**	**$ 173**	**$ 123**	**$ 68**	**$ 409**	**$ 2,363**	

(a) If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b) 84% of not rated securities are NAIC 1 and 14% do not have a designation.
(c) Secured Financings are privately placed funding agreements secured primarily by Single Family Rental properties and Bank Loans.

Page 24

Appendix F
American Financial Group, Inc.
Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type
12/31/2023
($ in millions)

	Fair Value By Collateral Type											
Credit Rating (a)	**Whole Business**	**Commercial Real Estate**	**Secured Financing (c)**	**TruPS**	**Single Family Rental**	**Triple Net Lease**	**Railcar**	**Aircraft**	**Auto**	**Other**	**Total**	**% Total**
Investment Grade												
AAA	$ -	$ 385	$ 24	$ 46	$ 191	$ 157	$ -	$ -	$ 67	$ 91	$ 961	41%
AA	55	6	20	140	1	2	-	5	14	18	261	11%
A	10	-	75	16	-	24	168	54	-	195	542	23%
BBB	366	-	1	-	-	-	6	30	-	71	474	20%
Subtotal	431	391	120	202	192	183	174	89	81	375	2,238	95%
BB	-	-	1	-	-	-	-	6	-	-	7	0%
B	-	-	1	-	-	-	-	1	-	-	2	0%
CCC, CC, C	-	-	-	-	-	-	-	5	-	-	5	0%
D	-	-	-	-	-	-	-	-	-	-	-	0%
Subtotal	-	-	2	-	-	-	-	12	-	-	14	0%
Not Rated (b)	-	-	96	-	-	-	-	5	-	9	110	5%
Total	**$ 431**	**$ 391**	**$ 218**	**$ 202**	**$ 192**	**$ 183**	**$ 174**	**$ 106**	**$ 81**	**$ 384**	**$ 2,362**	**100%**

	Fair Value By Collateral Type											
NAIC designation	**Whole Business**	**Commercial Real Estate ABS**	**Secured Financing (c)**	**TruPS**	**Single Family Rental**	**Triple Net Lease**	**Railcar**	**Aircraft**	**Auto**	**Other**	**Total**	**% Total**
1	$ 65	$ 331	$ 215	$ 202	$ 192	$ 183	$ 167	$ 60	$ 81	$ 303	$ 1,799	79%
2	366	-	1	-	-	-	7	30	-	70	474	21%
Subtotal	431	331	216	202	192	183	174	90	81	373	2,273	100%
3	-	-	2	-	-	-	-	6	-	-	8	0%
4	-	-	-	-	-	-	-	1	-	-	1	0%
5	-	-	-	-	-	-	-	9	-	-	9	0%
6	-	-	-	-	-	-	-	-	-	-	-	0%
Subtotal	-	-	2	-	-	-	-	16	-	-	18	0%
Total insurance companies	**$ 431**	**$ 331**	**$ 218**	**$ 202**	**$ 192**	**$ 183**	**$ 174**	**$ 106**	**$ 81**	**$ 373**	**$ 2,291**	**100%**
No NAIC designation	-	-	-	-	-	-	-	-	-	9	9	
Non-Insurance and Foreign Companies	-	60	-	-	-	-	-	-	-	2	62	
Total	**$ 431**	**$ 391**	**$ 218**	**$ 202**	**$ 192**	**$ 183**	**$ 174**	**$ 106**	**$ 81**	**$ 384**	**$ 2,362**	

(a) If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b) 87% of not rated securities are NAIC 1 and 8% do not have a designation.
(c) Secured Financings are privately placed funding agreements secured primarily by Single Family Rental properties and Bank Loans.

Page 25

Appendix G American Financial Group, Inc. Real Estate-Related Investments 6/30/2024 ($ in millions) Investments accounted for using equity method (Real Estate Funds/Investments) (a) % of Investment Type Book Value Book Value Occupancy (b) Collection Rate (c) Multi-family $ 1,193 90% 94% 97% Fund Investments 70 6% - - QOZ Fund - Development 30 2% - - Office 16 1% 91% 100% Hospitality 10 1% - - Land Development 6 - - - Total $ 1,325 100% Real Estate % of Property Type Book Value Book Value Debt Resort & Marina $ 49 51% $ - Marina 35 37% - Office Building 10 10% - Land 2 2% - Total $ 96 100% $ - Mortgage Loans % of Loan To Property Type Book Value Book Value Value Multifamily $ 549 71% 66% Hospitality 123 16% 49% Marina 52 7% 52% Office 49 6% 98% Total $ 773 100% 64% Currently, no loans are receiving interest deferral through forbearance agreements. (a) Total investments accounted for using the equity method is $1.9 billion, the amounts presented in this table only relate to real estate funds/investments. (b) Occupancy as of 6/30/24 (c) Collections for April - June Page 26

Appendix H American Financial Group, Inc. Real Estate-Related Investments 12/31/2023 ($ in millions) Investments accounted for using equity method (Real Estate Funds/Investments) (a) % of Investment Type Book Value Book Value Occupancy (b) Collection Rate (c) Multi-family $ 1,205 91% 94% 97% Fund Investments 59 5% - - QOZ Fund - Development 25 2% - - Office 16 1% 88% 100% Hospitality 10 1% - - Land Development 5 - - - Total $ 1,320 100% Real Estate % of Property Type Book Value Book Value Debt Resort & Marina $ 50 52% $ - Marina 36 37% - Office Building 9 9% - Land 2 2% - Total $ 97 100% $ - Mortgage Loans % of Loan To Property Type Book Value Book Value Value Multifamily $ 462 72% 66% Hospitality 125 19% 49% Office 56 9% 89% Total $ 643 100% 65% Currently, no loans are receiving interest deferral through forbearance agreements. (a) Total investments accounted for using the equity method is $1.8 billion, the amounts presented in this table only relate to real estate funds/investments. (b) Occupancy as of 12/31/23 (c) Collections for October - December Page 27